Inventories (Tables)	12 Months Ended
Jun. 30, 2019
Inventories [Abstract]
Disclosure of Inventories

	SA rand
Figures in million	2019	2018

Gold in lock-up	43	46
Gold in-process, ore stockpiles and bullion on hand[1]	780	620
Consumables at weighted average cost (net of provision)[2]	1 187	1 139

Total inventories	2 010	1 805
Non-current portion of gold in lock-up and gold in-process	(43)	(46)

Total current portion of inventories	1 967	1 759

Included in the balance above is:
Inventory valued at net realisable value	334	205
[1] Gold in process increased R137 million year on year due to the timing of the plant clean-up at year-end which resulted in the first possible dispatch day falling in the 2020 financial period. The balance includes uranium stock of R23 million (2018: R40 million) for the Moab Khotsong operations.
[2] Certain maintenance services were in-sourced at the Hidden Valley operations resulting in an increase in the consumables balance.